Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

for the First Quarter Ended March 31, 2017

SAN JOSE, California, April 26, 2017--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended March 31, 2017.

●	Revenue was $100.4 million, a 3.1% decrease from $103.6 million in the fourth quarter of 2016 and an 18.8% increase from $84.5 million in the first quarter of 2016.
●	GAAP gross margin was 54.6%, compared with 53.9% in the first quarter of 2016.
●

Non-GAAP gross margin(1) was 55.5%, excluding the impact of $0.4 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets, compared with 55.0% in the first quarter of 2016, excluding the impact of $0.4 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $41.3 million, compared with $35.1 million for the quarter ended March 31, 2016.
●

Non-GAAP(1) operating expenses were $29.2 million, excluding $11.3 million for stock-based compensation expense and $0.8 million for deferred compensation plan expense, compared with $26.4 million, excluding $8.5 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, for the quarter ended March 31, 2016.

●	GAAP operating income was $13.6 million, compared with $10.4 million for the quarter ended March 31, 2016.
●

Non-GAAP(1) operating income was $26.5 million, excluding $11.7 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.8 million for deferred compensation plan expense, compared with $20.0 million, excluding $9.0 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.2 million for deferred compensation plan expense, for the quarter ended March 31, 2016.

●	GAAP interest and other income, net was $1.4 million, compared with $0.5 million for the quarter ended March 31, 2016.
●

Non-GAAP(1) interest and other income, net was $0.6 million, excluding $0.7 million for deferred compensation plan income, compared with $0.2 million, excluding $0.3 million for deferred compensation plan income, for the quarter ended March 31, 2016.

●

GAAP net income was $14.5 million and GAAP earnings per share were $0.33 per diluted share. Comparatively, GAAP net income was $10.6 million and GAAP earnings per share were $0.25 per diluted share for the quarter ended March 31, 2016.

●

Non-GAAP(1) net income was $25.2 million and non-GAAP earnings per share were $0.58 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $18.7 million and non-GAAP earnings per share of $0.45 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, for the quarter ended March 31, 2016.

The following is a summary of revenue by market segment for the periods indicated, estimated based on MPS’s assessment of available end market data (in thousands):

	Three Months Ended March 31,
Market Segment	2017	2016
Consumer	$35,611	$33,807
Industrial	27,685	18,437
Computing and storage	20,617	15,393
Communications	16,449	16,875
Total	$100,362	$84,512

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended March 31,
Product Family	2017	2016
DC to DC	$91,424	$77,118
Lighting Control	8,938	7,394
Total	$100,362	$84,512

“We continue to grow and continue to enhance shareholder value,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the second quarter ending June 30, 2017:

●	Revenue in the range of $109 million to $113 million.

●

GAAP gross margin between 54.1% and 55.1%. Non-GAAP(1) gross margin between 55.0% and 56.0%, which excludes an estimated impact of stock-based compensation expenses of 0.4% and amortization of acquisition-related intangible assets of 0.5%.

●

GAAP R&D and SG&A expenses between $42.0 million and $46.0 million. Non-GAAP(1) R&D and SG&A expenses between $29.9 million and $31.9 million, which excludes an estimate of stock-based compensation expenses in the range of $12.1 million to $14.1 million.

●	Total stock-based compensation expense of $12.5 million to $14.5 million.

●	Litigation expenses of $200,000 to $300,000.

●	Interest and other income, net, of $400,000 to $500,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 42.9 million and 43.9 million before shares buybacks.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net and non-GAAP operating income differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net and operating income determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended March 31, 2017 results at 2:00 p.m. PT / 5:00 p.m. ET, April 26, 2017. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 5343522. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses, interest and other income and diluted shares outstanding for the quarter ending June 30, 2017, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on March 1, 2017.

The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at or its support offices around the world.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	March 31,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$76,826	$112,703
Short-term investments	201,815	155,521
Accounts receivable, net	38,115	34,248
Inventories	78,535	71,469
Other current assets	11,045	9,043
Total current assets	406,336	382,984
Property and equipment, net	85,617	85,171
Long-term investments	5,342	5,354
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	2,489	3,002
Deferred tax assets, net	641	633
Other long-term assets	29,808	27,411
Total assets	$536,804	$511,126

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,637	$17,427
Accrued compensation and related benefits	10,454	12,578
Accrued liabilities	22,917	22,916
Total current liabilities	56,008	52,921
Income tax liabilities	4,111	3,870
Other long-term liabilities	25,557	23,219
Total liabilities	85,676	80,010
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 41,239 and 40,793 as of March 31, 2017 and December 31, 2016, respectively	334,222	315,969
Retained earnings	119,613	119,362
Accumulated other comprehensive loss	(2,707)	(4,215)
Total stockholders’ equity	451,128	431,116
Total liabilities and stockholders’ equity	$536,804	$511,126

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016
Revenue	$100,362	$84,512
Cost of revenue	45,520	39,002
Gross profit	54,842	45,510
Operating expenses:
Research and development	18,894	17,321
Selling, general and administrative	22,092	17,768
Litigation expense	286	45
Total operating expenses	41,272	35,134
Income from operations	13,570	10,376
Interest and other income, net	1,381	543
Income before income taxes	14,951	10,919
Income tax provision	474	344
Net income	$14,477	$10,575

Net income per share:
Basic	$0.35	$0.26
Diluted	$0.33	$0.25
Weighted-average shares outstanding:
Basic	41,047	40,028
Diluted	43,268	41,646

Cash dividends declared per common share	$0.20	$0.20

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Cost of revenue	$358	$434
Research and development	3,498	3,698
Selling, general and administrative	7,806	4,847
Total stock-based compensation expense	$11,662	$8,979

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016
Net income	$14,477	$10,575
Net income as a percentage of revenue	14.4%	12.5%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	11,662	8,979
Amortization of acquisition-related intangible assets	513	513
Deferred compensation plan expense (income)	71	(145)
Tax effect	(1,566)	(1,176)
Non-GAAP net income	$25,157	$18,746
Non-GAAP net income as a percentage of revenue	25.1%	22.2%

Non-GAAP net income per share:
Basic	$0.61	$0.47
Diluted	$0.58	$0.45

Shares used in the calculation of non-GAAP net income per share:
Basic	41,047	40,028
Diluted	43,268	41,646

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Gross profit	$54,842	$45,510
Gross margin	54.6%	53.9%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	358	434
Amortization of acquisition-related intangible assets	513	513
Non-GAAP gross profit	$55,713	$46,457
Non-GAAP gross margin	55.5%	55.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Total operating expenses	$41,272	$35,134

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(11,304)	(8,545)
Deferred compensation plan expense	(804)	(157)
Non-GAAP operating expenses	$29,164	$26,432

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Total operating income	$13,570	$10,376
Operating income as a percentage of revenue	13.5%	12.3%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	11,662	8,979
Amortization of acquisition-related intangible assets	513	513
Deferred compensation plan expense	804	157
Non-GAAP operating income	$26,549	$20,025
Non-GAAP operating income as a percentage of revenue	26.5%	23.7%

RECONCILIATION OF OTHER INCOME TO NON-GAAP OTHER INCOME

(Unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Total interest and other income, net	$1,381	$543

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan income	(733)	(302)
Non-GAAP interest and other income, net	$648	$241

2017 SECOND QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	June 30, 2017
	Low	High
Gross margin	54.1%	55.1%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.4%	0.4%
Amortization of acquisition-related intangible assets	0.5%	0.5%
Non-GAAP gross margin	55.0%	56.0%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	June 30, 2017
	Low	High
R&D and SG&A expense	$42,000	$46,000
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(12,100)	(14,100)
Non-GAAP R&D and SG&A expense	$29,900	$31,900